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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2004

                     Citigroup Global Markets Holdings Inc.
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             (Exact name of registrant as specified in its charter)

         New York                  1-4346                  11-2418067
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     (State or other            (Commission              (IRS Employer
     jurisdiction of            File Number)           Identification No.)
     incorporation)

            388 Greenwich Street, New York, New York             10013
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            (Address of principal executive offices)           (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                           Current Report on Form 8-K

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      Exhibits:

Exhibit No.                         Description
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
   1.01      Global Selling Agency Agreement, dated November 1, 2004, among the
             Company, Citigroup Global Markets Inc., A.G. Edwards & Sons, Inc.,
             Edward D. Jones & Co., L.P., Merrill Lynch, Pierce, Fenner & Smith
             Incorporated, Morgan Stanley & Co. Incorporated, UBS Securities LLC
             and Wachovia Capital Markets, LLC, relating to the offer and sale of the Company's Retail Medium-Term Notes, Series F, Due Nine
             Months or More from the Date of Issue.

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                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2004                  CITIGROUP GLOBAL MARKETS HOLDINGS INC.

                                         By:  /s/ Scott Freidenrich
                                            ------------------------------------
                                            Name:  Scott Freidenrich
                                            Title: Executive Vice President and
                                                   Treasurer